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                                                                  EXECUTION COPY

                          REGISTRATION RIGHTS AGREEMENT

        THIS REGISTRATION RIGHTS AGREEMENT is made as of this 1st day of January, 1997, by and between IMC MORTGAGE COMPANY, a Florida corporation (the "Company"), and the persons signing below as shareholders (individually "Shareholder" and collectively the "Shareholders") of MORTGAGE AMERICA, INC., a Michigan corporation ("MAI").

                                    RECITALS

        WHEREAS, the Company, MAI and the Shareholders are parties to an Asset Purchase Agreement and Plan of Reorganization dated December 14, 1996 (the "Asset Purchase Agreement"), by which the Company has purchased substantially all the assets and business of MAI and MAI is receiving fully paid, nonassessable shares of common stock, $.01 par, of the Company (the "Common Stock") which will be distributed to the Shareholders as part of the liquidation of MAI.

        WHEREAS, as an inducement to the Shareholders, MAI and the Company to enter into the Asset Purchase Agreement, the Shareholders and the Company hereby agree that this Agreement shall govern the rights of the Shareholders to register shares of Common Stock issuable to the Shareholders in accordance with the Asset Purchase Agreement.

              NOW, THEREFORE, THE PARTIES HEREBY AGREE AS FOLLOWS:

1.      Definitions.

             (a) The term "Abbreviated Registration Statement" means a registration statement on Form S-3 or any similar or successor form in which financial statements and other detailed information about the issuer are incorporated by reference from the issuer's periodic reports filed under Securities Exchange Act of 1934.

             (b) The term "Act" means the Securities Act of 1933, as amended, or any successor legislation thereto.

             (c) The terms "register," "registered," and "registration" refer to a registration effected by preparing and filing a registration statement or similar document in compliance with the Act, and the declaration or ordering of effectiveness of such registration statement or document;

             (d)  The term "Registrable  Securities"   means  the  Common  Stock
issuable or issued to a Shareholder pursuant to the terms of the Asset Purchase Agreement.







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2.      Piggyback Registration.

              2.1 Right to Include Registrable Stock. If the Company at any time proposes to register any of its shares of Common Stock under the Act for its own account for sale for cash (other than a registration on Form S-4 or Form S-8, or any successor or similar forms) (the "Offering"), it will each such time promptly give written notice thereof to the Shareholders. Upon the written request of any Shareholder (the "Requesting Shareholders") made within 15 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such Shareholders and the intended method of distribution thereof), the Company will use its reasonable good faith efforts to effect the registration under the Act of all Registrable Securities which the Company has been so requested to register by the Requesting Shareholders to the extent requisite to permit the disposition of the Registrable Securities so to be registered in accordance with the intended methods of distribution thereof specified in such request; provided that (i) if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any bona fide good faith business reason not to register such securities, the Company may, at its election, give written notice of such determination to the Requesting Shareholders and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration, and
(ii) in case of a determination by the Company to delay registration of its securities, the Company shall be permitted to delay the registration of Registrable Securities for the same period as the delay in registering such other securities.

              2.2   Priority  in  Piggyback   Registrations.   If  the  managing
underwriter for a piggyback registration involving an underwritten Offering shall advise the Company in writing that, in its opinion, the number of securities of the Company (including Registrable Securities) requested to be included in such registration by the holders thereof exceeds the number of securities of the Company (the "Sale Number") which can be sold in an orderly manner in such offering within a price range acceptable to the Company, the Company shall, subject to the requirements of the following sentence, include
(i) first, all securities of the Company that the Company proposes to register for its own account; (ii) second, to the extent that the number of securities of the Company to be included by the Company is less than the Sale Number, all Registrable Securities requested to be included by the Shareholders; and (iii) third, all other securities of the Company requested to be included by the holders thereof, pro rata based on the relative numbers of securities requested to be included by each.

              2.3 Demand Registrations/Portion of Base Payment. The Company has agreed to register the sale, in the aggregate, of such Registrable Securities as the Shareholders shall request on or before September 30, 1997, not to exceed the lesser of (i) fifteen percent (15%) of the total Registrable Securities held by the Shareholders at such time, or (ii) $7.5 million in value of Common Shares (calculated at the closing price on NASDAQ for the last trading day preceding the filing by the Company of a registration statement relating to the Registrable Securities sought to be registered by the Shareholders).


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              2.4.  Demand   Registration/Portion  of  Contingent  Payment.  The
Company has agreed to register the sale, in the aggregate, up to 50% of the Registrable Securities received by Shareholder as the Contingent Payment upon request of the Shareholder.

3. Obligations of the Company.  Whenever required under this Agreement to effect
the  registration  of  any  Registrable   Securities,   the  Company  shall,  as
expeditiously as reasonably possible:

              (a) Prepare and file with the SEC a registration statement with respect to such of the Registrable Securities as are set forth in the request, use its reasonable good faith efforts to cause such registration statement to become effective and use its reasonable good faith efforts to keep such registration statement effective for up to one year (nine months in the case of a registration statement that is not an Abbreviated Registration Statement) but not after such securities cease being Registrable Securities.

              (b) Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Act with respect to the disposition of all securities covered by such registration statement.

              (c) Furnish to the Requesting Shareholders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by such Shareholders.

              (d) Use its best reasonable efforts to register or qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions within the United States as shall be reasonably requested by the Requesting Shareholders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business, subject itself to taxation or to file a general consent to service of process in any such states or jurisdictions.

              (e) In the event the registration statement is used in an underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering, provided that the Requesting Shareholders also have entered into and performed their obligations under such an agreement.

              (f) Notify the Requesting Shareholders, at any time when a prospectus relating thereto is required to be delivered under the Act, of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

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4. Furnish  Information.  The  Company's  obligation  to cause any  registration statement to become effective in connection with distribution of any Registrable Securities pursuant to this Agreement shall be contingent upon each of the Shareholders, with reasonable promptness, furnishing to the Company such information regarding such Shareholder, the Registrable Securities held by such Shareholder, and the intended method of disposition of such securities, as shall be required to effect the registration of the Registrable Securities.

5. Indemnification. In the event of any registration under this Agreement:

              (a) To the extent permitted by law, the Company will indemnify and hold harmless the Requesting Shareholders, any underwriter (as defined in the
Act) for such Shareholders and each person, if any, who controls such Shareholders or underwriter within the meaning of the Act or the Securities Exchange Act of 1934, as amended (the "1934 Act"), against any losses, claims, damages, or liabilities (joint or several) to which they may become subject under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or actions in respect thereof) arise out of or are based upon any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by the Company of the Act, the 1934 Act, any state securities law or any rule or regulation promulgated under the Act, or the 1934 Act or any state securities law, and the Company will pay to the Requesting Shareholders, underwriter or controlling person, as incurred, any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability, or action if such settlement is effected without the consent of the Company (which consent shall not be unreasonably withheld), nor shall the Company be liable in any such case for any such loss, claim, damage, liability, or action to the extent that it arises out of or is based upon (1) a Violation which occurs in reliance upon and in conformity with written information furnished expressly for use in connection with such registration by the Requesting Shareholders, underwriter or controlling person or (2) a Violation which results from the fact that there was not sent or given to a person who bought Registrable Stock, at or prior to the written confirmation of the sale, a copy of the final prospectus, as then amended or supplemented, if the Company had previously furnished copies of such prospectus hereunder and such prospectus corrected the misstatement or omission forming the basis of the Violation.

              (b) To the extent permitted by law, the Requesting Shareholders will indemnify and hold harmless, to the extent of the proceeds received by such Shareholders, the Company, each of its directors, each of its officers who has signed the registration statement, each person, if any, who controls the Company within the meaning of the Act, any underwriter, any other


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shareholder of the Company selling securities in such registration statement and any controlling person of any such underwriter or other shareholder, against any losses, claims, damages, or liabilities (joint or several) to which any of the foregoing persons may become subject, under the Act, or the 1934 Act or other federal or state law, insofar as such losses, claims, damages, or liabilities (or action in respect thereto) arise out of or are based upon any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance upon and in conformity with written information furnished by the Requesting Shareholders expressly for use in connection with such registration; and such Shareholders will pay, as incurred, any legal or other expenses reasonably incurred by any person intended to be indemnified pursuant to this subsection 5(b), in connection with investigating or defending any such loss, claim, damage, liability, or action; provided, however, that the indemnity agreement contained in this subsection 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Requesting Shareholders, which consent shall not be unreasonably withheld; provided further, that in no event shall any indemnity under this subsection 5(b) exceed the gross proceeds from the Offering (excluding underwriting discounts and commissions) received by the Requesting Shareholders.

              (c) If any third party makes a claim for which an indemnifying party under this Section 5 ("Indemnified Party") seeks indemnity from the indemnifying party ("Indemnitor"), the Indemnified Party shall as soon as practicable notify Indemnitor of the details of the claim ("Claim Notice").

              After  receiving a Claim Notice,  Indemnitor may elect, by written notice to the Indemnified party, to assume the defense of such claim by using counsel selected by Indemnitor, acting reasonably. If Indemnitor assumes such defense and admits that the claim is subject to the Indemnitor's indemnity obligations, then (i) the claim shall be deemed to be a claim indemnified by the Indemnitor; (ii) the Indemnified Party may, at its election, participate in the defense of the claim, but Indemnitor will have no obligation to pay for any defense costs including attorneys' fees of the Indemnified Party after Indemnitor assumes the defense of the claim; and (iii) Indemnitor will have the right, without cost to Indemnified Party, to compromise and settle the claim on any basis believed reasonable, in good faith, by Indemnitor, and Indemnified Party shall be bound thereby, provided that Indemnitor can reasonably demonstrate the financial resources to perform under the terms of the proposed Settlement.

              After receiving a Claim Notice, if Indemnitor either does not assume the defense thereof, or does so under a reservation of rights without admitting that the claim is subject to the Indemnitor's indemnity obligations, then: (i) the claim shall not be deemed to be a claim indemnified by the Indemnitor and neither party shall have waived any rights to assert that the claim is or is not properly a claim subject to the Indemnitor's indemnity obligations; (ii) both Indemnitor and Indemnified Party may, at their individual election, participate in the defense of such claim but Indemnitor will remain responsible for the costs of defense, including reasonable attorneys' fees of the Indemnified Party should the claim ultimately be determined to be subject to Indemnitor's indemnity obligation; and (iii) the Indemnified Party shall have the right to


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compromise and settle the claim on any basis believed reasonable, in good faith, by the  Indemnified  Party,  and the Indemnitor will be bound thereby should the
claim  ultimately  be  determined  to  be  subject  to  Indemnitor's   indemnity
obligation.

              (d) If the indemnification provided for in this Section 5 is held by a court of competent jurisdiction to be unavailable to an Indemnified Party with respect to any loss, liability, claim, damage, or expense referred to therein, then the Indemnitor, in lieu of indemnifying such Indemnified Party hereunder, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, liability, claim, damage, or expense in such proportion as is appropriate to reflect the relative fault of the Indemnitor on the one hand and of the Indemnified Party on the other in connection with the statements or omissions that resulted in such loss, liability, claim, damage, or expense as well as any other relevant equitable considerations. The relative fault of the Indemnitor and of the Indemnified Party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the Indemnitor or by the Indemnified Party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

              (e) The obligations of the Company and the Requesting Shareholders under this Section 5 shall survive the completion of any offering of Registrable Securities in a registration statement under this agreement, and otherwise.

6. Expenses of Registration. All expenses incurred in connection with any registration, qualification or compliance pursuant to this Agreement, including, without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required by such registration, qualification or compliance shall be borne by the Company, except that the Company shall not be required to pay underwriters' discounts, commissions, or stock transfer taxes relating to the Registrable Securities or the fees and disbursements of counsel to the Shareholders.

7. Holdback Agreement. If requested by the Company, the Shareholders agree not to effect any public sale or distribution, including any sale pursuant to Rule 144 under the Act, of any Registrable Securities (in each case, other than as part of the offering to which such registration statement relates) within 7 days before or for such time after the effective date of a registration statement filed pursuant to this Agreement for an underwritten offering as is reasonably required by the Underwriter in connection with the Offering.

8.     Miscellaneous.

       8.1 Successors and Assigns. The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided that the Shareholders may not assign its rights under this Agreement without the consent of the Company. Nothing in this Agreement, express or implied, is intended to confer upon any party



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other than the parties hereto any rights, remedies,  obligations, or liabilities under or by reason of this Agreement.

       8.2 Governing Law. This Agreement shall be governed by and construed under the laws of the State of Florida.

       8.3 Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

       8.4 Titles and Subtitles. The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

       8.5 Notices. Unless otherwise provided, any notice required or permitted under this Agreement shall be given in writing and shall be deemed effectively given (i) upon personal delivery to the party to be notified, (ii) on the seventh business day after deposit with the United States Post Office, by registered or certified mail, postage prepaid, (iii) on the next business day after dispatch via nationally recognized overnight courier or (iv) upon confirmation of transmission by facsimile, all addressed to the party to be notified at the address indicated for such party on the signature page hereof, or at such other address as such party may designate by ten (10) days' advance written notice to the other parties. Notices should be provided in accordance with this Section at the following addresses:

If to the Shareholders to:

        Mr. Thomas LaPorte
        Mortgage America, Inc.
        305 5th Street, Suite 200
        Bay City, MI 48708
        Facsimile:  (810) 358-3599

with a copy to:

        John W. Wolf, Esquire
        Joseph, Wolf, Endean & Stable, PC
        3875 Fortune Boulevard
        Saginaw, MI 48603
        Facsimile:  (___) ________



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If to the Company, to:

        Mr. George Nicholas, Chairman
        IMC Mortgage Company
        c/o Industry Mortgage Corp.
        3450 West Busch Boulevard, Suite 250
        Tampa, FL 33618
        Facsimile: (813) 935-0227

with a copy to:

        Mitchell W. Legler, Esquire
        Mitchell W. Legler, P.A.
        One Independent Drive, Suite 3104
        Jacksonville, FL 32202
        Facsimile: (904) 791-9333

        9.8 Expenses. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

        9.9 Amendments and Waivers. Any term of this Agreement may be amended and the observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and the holders of a majority of the Registrable Securities then outstanding. Any amendment or waiver effected in accordance with this paragraph shall be binding upon each holder of any Registrable Securities then outstanding, each future holder of all such Registrable Securities, and the Company.

        9.10 Severability. If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

        9.11 Entire Agreement; Amendment; Waiver. This Agreement constitutes the full and entire understanding and agreement between the parties with regard to the subjects hereof.

        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

IMC MORTGAGE COMPANY

By:__________________________________________ __________________________________


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     its President                            THOMAS LaPORTE

Address:
3450 West Busch Boulevard, Suite 250          __________________________________
Tampa, FL 33618                               MARY M. REID
Fax:  (813) 935-0227

         "COMPANY"




                                              __________________________________
                                              JON LaPORTE





                                              __________________________________
                                              STEVEN BARTUS


                                                     "SHAREHOLDERS"

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